UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 21, 2016

HYDRA INDUSTRIES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36689	47-1025534
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

250 West 57th Street, Suite 2223 New York, New York	10107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 565-3861

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8. OTHER EVENTS.

Item 8.01

On October 21, 2016, Hydra Industries Acquisition Corp. (“Hydra” or the “Company”) issued a press release announcing that the sponsors of its initial public offering have agreed that they, or their affiliates, will contribute to the Company, as a loan, $0.05 for each public share of the Company that is not redeemed by its stockholders in connection with the Company’s upcoming special meeting on October 25, 2016 (which is intended to be adjourned without conducting any business and reconvened on October 27, 2016). Additional information related to the contribution and the special meeting can be found in the Company’s press release dated October 21, 2016. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit Number	Description

99.1	Press release dated October 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2016

HYDRA INDUSTRIES ACQUISITION CORP.

By	/s/ Martin E. Schloss
Name: Martin E. Schloss
Title: Executive Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated October 21, 2016.